Exhibit 21

VIVA GAMING & RESORTS INC.
FORM 10-KSB
For the year ended December 31, 2000



List of Subsidiaries

                                      Jurisdiction of
      Subsidiary                       Incorporation             % Ownership
      ----------                       -------------             -----------
Viva Gaming & Resort                  Republic of Mexico            64.3%
   de Mexico, S.A. de C.V.